Financial Report

Frank Cotroneo

FY07 Road Map EPS Range

                                                                  Low                       Mid                     High

Total Revenue                                                                    $1,415,000             $1,435,000       $1,455,000

Total Operating Income                                        $176,000                $186,500              $197,000

Total Other Income (Expense)                  ($29,000)                                     ($30,000)          ($31,000)

Tax @ 38%                                                                                                   $55,900                  $59,500                              $63,100

FD Shares                                                                                                      90,000                    90,000                                90,000

GAAP EPS                                              $1.01                      $1.08                $1.14

Year Over Year Growth                          22%                       30%                  38%

As of April 1, 2006

In Thousands Except EPS

Adjusted FY07 Outlook

Road Map                                                                                                                                          $1.08

        Lower Share Count                                                                                            0.08

        Increased Interest Expense                                                                                    (0.10)

        Other                                                                                                                                                     (0.04)

        Subtotal Charges                                                                                                 ($0.06)

Adjusted Guidance                                                                                                  $1.02

Year Over Year Growth                                             23%

Midpoint of Adjusted
Road Map Range

DAST, Financing, Other

As of August 31, 2006

FY07 Growth Initiatives

Accelerate sales efforts to support consulting and analytics solutions offerings

Accelerate conversion to standardized process & off-shoring
workforce strategy

Continue specific cost reduction initiatives to improve
operating margin

Initiatives can account for an incremental expense of $6
million – $8 million to the adjusted guidance

Financial Outlook FY07

Overall Assumptions

Revenue Growth                                                                                                                              6 – 9%

Return on Invested Capital                                                                        13 – 15%

Operating Margin                                                                                                                     12 – 13%

Free Cash Flow to Equity (in millions)    $113 – $133

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
FY2006
FY2010

ACXIOM

Key Initiatives

Data

Marketing
& CDI Services

Outsourced IT
Services

Marketing
& CDI Services

Data

Outsourced IT
Services

$1,333

$1,864

9%

5%

9%

23%

Focus on Analytics

Building Consulting Practices

U.S. Data Growing at 11% CAGR

Customized Enterprise-wide Services

Industry Specific Solutions

Digital Solutions

Extensive Cross-Sell Approach

Enhanced Product Set

Innovation and New Markets

Deployment of the Grid

Avoid Commoditized Services

Optimize Capital Allocations

9%

Risk Mitigation

($ Millions)

CAGR

Revenue Growth

Financial Road Map Mid Point

$320
$280
$240
$200
$160
$120
$80
$40
$0
FY 2006
FY 2007
FY 2010

$146

($ Millions)

Workforce Initiatives

Computer Expense Focus

Standardized Processes

Leveraging Base Assets

$242

$186

11%

Margin

13%

Margin

17%

Margin

13%

Margin

11%

Margin

Expense Efficiencies

Revenue Growth

$147

$309

(1) Adjusted operating income is a non-GAAP financial measure.  This measure excludes $15.8 million of restructuring charges and other unusual items.

(1)

Operating Income

Improvement Through Revenue Growth and Expense Efficiencies

Priorities for New CFO

Disciplined, rigorous capital allocation

Execution plans in place with accountability

Metrics to track performance

Transparency into the business

Promises made; promises kept

Capital Allocation Criteria

Risk adjusted rate of return

Free cash flow to equity

Revenue growth in high-value business

Return on invested capital

Sustainable earnings growth

Priority Uses of Capital

Required reinvestment into business

Opportunistic investment into growth businesses

Share repurchases at attractive valuations

Reduce debt

Dividends

Financial Outlook FY08 - 10

Overall Road Map Assumptions

Revenue Growth (CAGR)                                                                              8 – 11%

Return on Invested Capital                                                                     16 – 19%

Operating Margin                                                                                                                   15 – 18%

Free Cash Flow to Equity (in millions)      $140 – $160

Summary

Competitive product portfolio for growth

Disciplined capital allocation process

Predictable profitability

High recurring revenue

Diversified sources of earnings

Strong, stable cash flow

Seasoned and prudent senior management team